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[MARKETING NAME]                                                                               PLEASE MAKE CHECK PAYABLE TO:
                                                                                               PROTECTIVE LIFE INSURANCE COMPANY
                                                                                               VARIABLE ANNUITY SERVICES 3-7IPS
                                                                                               P.O. BOX 10648
                                                                                               BIRMINGHAM, AL 35202-0648
Annuity Application
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OWNER   NAME, STREET, CITY, STATE, ZIP CODE

                                                                 / / Male            Birthdate (MO./DAY/YR.)       /     /

                                                                 / / Female          Tax ID/Social Security No.    ___   ___

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JOINT OWNER   (IF ANY)  NAME, STREET, CITY, STATE, ZIP CODE

                                                                 / / Male            Birthdate (MO./DAY/YR.)       /     /

                                                                 / / Female          Tax ID/Social Security No.    ___   ___

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ANNUITANT   (IF OTHER THAN OWNER) NAME, STREET, CITY, STATE, ZIP CODE

                                                                 / / Male            Birthdate (MO./DAY/YR.)       /     /

                                                                 / / Female          Tax ID/Social Security No.    ___   ___

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BENEFICIARY   NAME, ADDRESS, RELATIONSHIP TO OWNER, SS#  &  PERCENTAGE   (USE 'SPECIAL REMARKS' IF ADDITIONAL SPACE IS NEEDED.)
 Primary(s) -



 Contingent(s) -



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PLAN TYPE - Check all that apply.
 / / Non-Qualified            / / Roth IRA*                                     If an IRA purchase payment includes new
 / / CD Transfer              * PLEASE COMPLETE APPROPRIATE SERVICE FORM.       contributions, please complete below:
 / / Sec. 1035 Exchange       / / IRA Transfer                                  Allocate IRA Contribution to Tax Year
 / / TSA Direct Rollover      / / IRA Rollover                                  $  __________ (AMOUNT)  _______  (PREVIOUS TAX YEAR)
 / / ________________         / / IRA Direct Rollover                           $  __________ (AMOUNT)  _______  (CURRENT TAX YEAR)
     (OTHER)
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BENEFIT PACKAGE - Check only one.  (SEE PROSPECTUS FOR DETAILS.)

/ / STANDARD (MORTALITY AND EXPENSE RISK CHARGE = 1.25%; ADMINISTRATIVE CHARGE = 0.15%.)
    Death Benefit - Return of Purchase Payments
    Surrender Charge Waivers - None


/ / ANNUAL RESET DEATH BENEFIT (MORTALITY AND EXPENSE RISK CHARGE = 1.40%; ADMINISTRATIVE CHARGE = 0.15%.)
    Death Benefit - Return of Purchase Payments, Annual Reset
    Surrender Charge Waivers - Nursing Home and Terminal Illness


/ / COMPOUND AND 3-YEAR RESET DEATH BENEFIT (MORTALITY AND EXPENSE RISK CHARGE = 1.40%; ADMINISTRATIVE CHARGE = 0.15%.)
    Death Benefit - Return of Purchase Payments, Compound, 3-Year Reset
    Surrender Charge Waivers - Nursing Home and Terminal Illness
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/ / DOLLAR COST AVERAGING
Please transfer my initial allocation on the _____ day of the month ( 1ST - 28TH)  from the account(s) below into the Allocation
Options indicated on the next page in the column headed 'DCA DESTINATION ALLOCATION'.

/ / DCA Fixed Account 1 for _____ months (1 - 6 MONTHS) or for _____ quarters  (1 - 2 QUARTERS).

/ / DCA Fixed Account 2 for _____ months (7 - 12 MONTHS) or for _____ quarters  (3 - 4 QUARTERS).

/ / ___________________________________  for _____ months (NO LIMIT) or for _____ quarters  (NO LIMIT).
    (OTHER ALLOCATION OPTION)

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/ / AUTOMATIC PURCHASE PAYMENT PLAN
A minimum $10,000 initial Purchase Payment is required, after which Automatic Purchase Payments may begin.  Use the column headed
'SUBSEQUENT PURCHASE PAYMENT ALLOCATION' to allocate Automatic Purchase Payments.  If Automatic Purchase Payments are made, Partial
Automatic Withdrawals cannot be selected.  PLEASE ATTACH A VOIDED CHECK OR WITHDRAWAL TICKET.

I authorize Protective Life to collect $ ___________ (MINIMUM $100)  / / monthly  / / quarterly on the _____ day of the month
 (1ST- 28TH ) by initiating automatic deductions from my account.

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/ / PARTIAL AUTOMATIC WITHDRAWAL PLAN
A minimum Purchase Payment of $20,000 is required to begin surrenders through Partial Automatic Withdrawals.  If  Partial  Automatic
Withdrawals are made, Automatic Purchase Payments will not be accepted by the Company.  Up to 10% of  your initial Purchase Payment may be surrendered during the first Contract Year without imposition of a surrender charge.  The minimum surrender as a Partial
Automatic Withdrawal is $100.  Partial Automatic Withdrawals will be taken pro-rata from the Allocations Options and will  be made only by an electronic fund transfer.  PLEASE ATTACH A VOIDED CHECK OR WITHDRAWAL TICKET.


Please withdraw $________  / /  monthly  / / quarterly on the _____ day of the month (1ST - 28TH).  On future Contract
Anniversaries,  / / change the total withdrawal amount to _____ % ( UP TO 10% ) of the Contract Value so that no surrender charges
will apply   / / keep the withdrawal amount fixed but if surrender charges would apply, then adjust to the maximum amount available so that no surrender charges will apply  / / keep the withdrawal amount fixed even if surrender charges apply. (YOU MAY CHANGE YOUR
ELECTION AT ANY TIME.)

                                            NOTICE OF WITHHOLDING ON DISTRIBUTIONS OR WITHDRAWALS
                                                       (FORM W-4P 10MB No. 1545.0145)

The distributions you receive from the above policy are subject to Federal Income Tax withholding unless you elect not to have withholding apply.  You may elect not to have withholding apply to your distribution payments by checking the appropriate box below.
IF YOU DO NOT RESPOND BY THE DATE YOUR DISTRIBUTION IS SCHEDULED TO BE MADE, FEDERAL INCOME TAX WILL BE WITHHELD FROM THE TAXABLE
PORTION OF YOUR DISTRIBUTION.  If you elect not to have withholding apply to your distribution payments, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                             WITHHOLDING ELECTION
/ / I have read the above information and I DO NOT want to have Federal Income Tax, where applicable, withheld from my distribution.
/ / I have read the above information and I DO want to have Federal Income Tax withheld from my distribution.

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/ / PORTFOLIO REBALANCING
Please rebalance my Variable Account  / / quarterly  / / semi-annually   / / annually  on the _____  day of the month ( 1ST - 28TH )
according to my current Variable Account Purchase Payment allocation.
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TOTAL PURCHASE PAYMENT:  $ ________________  (MINIMUM $10,000)    Unless you give us instructions for allocating subsequent Purchase
Payments either now, by completing column 2, or at the time the subsequent Purchase Payment is made, we will use the allocation specified in column 3 if completed, and if not, the allocation in column 1.  (PLEASE ALLOCATE USING WHOLE PERCENTAGES.)

        1.                                                           2.              3.
 INITIAL PURCHASE                                          SUBSEQUENT PURCHASE  DCA DESTINATION
PAYMENT ALLOCATION                                          PAYMENT ALLOCATIOn    ALLOCATION
------------------                                         -------------------  ---------------
                    (PROTECTIVE LIFE GUARANTEED ACCOUNT*)
   _________%       (    Fixed Account                 )         _________%        _________%
   _________%       (    DCA Fixed Account 1           )           N/A               N/A
   _________%       (    DCA Fixed Account 2           )           N/A               N/A

                    (GOLDMAN SACHS / PIC
   _________%       (    International Equity          )         _________%        _________%
   _________%       (    Small Cap Value               )         _________%        _________%
   _________%       (    Capital Growth                )         _________%        _________%
   _________%       (    CORE U.S. Equity              )         _________%        _________%
   _________%       (    Growth & Income               )         _________%        _________%
   _________%       (    Global Income                 )         _________%        _________%
   _________%       (    Money Market                  )         _________%        _________%

                    (MASSACHUSETTS FINANCIAL SERVICES (MFS))
   _________%       (    New Discovery                 )         _________%        _________%
   _________%       (    Emerging Growth               )         _________%        _________%
   _________%       (    Research                      )         _________%        _________%
   _________%       (    Growth with Income            )         _________%        _________%
   _________%       (    Utilities                     )         _________%        _________%
   _________%       (    Total Return                  )         _________%        _________%

                    (OPPENHEIMERFUNDS
   _________%       (    Aggressive Growth             )         _________%        _________%
   _________%       (    Global Securities             )         _________%        _________%
   _________%       (    Growth                        )         _________%        _________%
   _________%       (    Growth & Income               )         _________%        _________%
   _________%       (    High Income                   )         _________%        _________%
   _________%       (    Strategic Bond                )         _________%        _________%

                    (CALVERT)
   _________%       (    Social Small Cap Growth       )         _________%        _________%
   _________%       (    Social Balanced               )         _________%        _________%

                    (VAN ECK )
   _________%       (    Worldwide Hard Assets         )         _________%        _________%
   _________%       (    Worldwide Real Estate         )         _________%        _________%


                    (MODEL PORTFOLIOS)
   _________%       (    Growth                        )         _________%        _________%
   _________%       (    Balanced                      )         _________%        _________%
   _________%       (    Capital Appreciation          )         _________%        _________%

        100%        TOTAL                                           100%              100%

     *60 day Rate Lock elected for all accounts in the Guaranteed Account      / / Yes             / / No

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SPECIAL REMARKS






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AUTHORIZATION AND ACKNOWLEDGEMENT                                               EACH OWNER AND ANNUITANT ACKNOWLEDGES THE FOLLOWING:


I have received a current prospectus.                                                                         Yes  / /    No  / /
The information contained in this application is true and correct.                                            Yes  / /    No  / /
My telephone and other non-written instructions should be honored, subject to the terms of the prospectus.    Yes  / /    No  / /
The Agent who signs this application is authorized to make transfers on my behalf.                            Yes  / /    No  / /
I have purchased other annuities from Protective Life this calendar year.                                     Yes  / /    No  / /


Does this annuity change or replace any existing annuity contract or life insurance policy?                   Yes  / /    No  / /
If  'Yes' please complete below:  (USE 'SPECIAL REMARKS' IF ADDITIONAL SPACE IS NEEDED.)

Company Name(s): _____________________________________   Policy Number(s): _______________________
                 _____________________________________                     _______________________

                            THIS APPLICATION SHALL BECOME PART OF THE ANNUITY CONTRACT ISSUED BY PROTECTIVE LIFE.

                   THE CONTRACT VALUE AND ANNUITY INCOME PAYMENTS, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE
                                  ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Application signed at: ____________________________________________ on __________________________.
                                   (CITY, STATE)                                (DATE)

Owner:  ________________________________________            Joint Owner:  _______________________________
                                                            (IF ANY)

Annuitant:  ______________________________________         Witness:   __________________________________
(IF DIFFERENT THAN OWNER)

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AGENT REPORT    - The agent acknowledges that to the best of his or her knowledge and belief this annuity  o does  o does not change or replace any existing life insurance or annuity policy.

Agent's signature:  ________________________________   Print agent's name:  ______________________________

Agent number: ______________________________________   Broker/Dealer name: _____________________________

Branch: ____________________________________________   Agent phone number: _____________________________

Client account number:   ___________________________

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